Exhibit 99.1 Arvinas Presents Preclinical Data Supporting Mechanistic Synergies and Enhanced Antitumor Activity with the Combination of ARV-393 and Glofitamab at the 2025 American Society of Hematology Annual Meeting and Exposition – Data support initiation of a combination cohort in the ongoing Phase 1 clinical trial to evaluate ARV-393 plus glofitamab as a chemotherapy-free combination approach in diffuse large B-cell lymphoma (DLBCL); initiation expected in 2026 – NEW HAVEN, Conn., December 6, 2025 – Arvinas, Inc. (Nasdaq: ARVN), a clinical-stage biotechnology company creating a new class of drugs based on targeted protein degradation, today announced preclinical data for ARV-393, a PROTAC BCL6 degrader, in combination with glofitamab, a CD20×CD3 bispecific antibody, presented in a poster at the 67th American Society of Hematology (ASH®) Annual Meeting and Exposition, held December 6–9, 2025, in Orlando, Florida. In a humanized high-grade B-cell lymphoma (HGBCL) cell line–derived xenograft (CDX) model, the combination of ARV-393 and glofitamab resulted in significantly enhanced tumor growth inhibition (TGI) and increased rates of tumor regression compared with either agent alone. These preclinical data suggest mechanistic synergies between BCL6 degradation with ARV-393 and T-cell engagement. “Despite advances in treatment options, many patients with diffuse large B-cell lymphoma continue to face limited options once standard therapies fail. By pursuing a chemotherapy- free combination approach, we aim to address this significant unmet need and potentially offer patients a more targeted, better-tolerated therapeutic alternative,” said Noah Berkowitz, M.D., Ph.D., Chief Medical Officer, Arvinas. “The initiation of our Phase 1 combination clinical trial, planned for 2026, represents an important step toward defining the potential of ARV-393 in the treatment of this aggressive form of lymphoma.” Key highlights from the poster presentation include: • In a humanized HGBCL CDX model ARV-393 (3 mg/kg) combined with glofitamab (0.15 mg/kg) achieved 81% TGI with concomitant dosing and 91% TGI with sequential dosing (ARV-393 followed by glofitamab), versus 38% for single-agent ARV-393 and 36% for glofitamab alone. • At a higher ARV-393 dose (6 mg/kg) combined with glofitamab (0.15 mg/kg), an increase in tumor regressions was observed with concomitant (10/10 mice) and sequential dosing (7/8 mice) vs single-agent ARV-393 (5/11 mice) or glofitamab (0/11 mice). • RNA sequencing and biomarker analyses revealed that ARV-393 upregulated CD20 expression and genes that promote interferon signaling and antigen presentation, while downregulating proliferation-associated gene sets. These collective effects likely contributed to the observed synergistic antitumor activity. “We believe these results underscore the potential for ARV-393 and provide a strong mechanistic rationale for exploring ARV-393 in combination with glofitamab as a chemotherapy-free treatment strategy for patients with diffuse large B-cell lymphoma,” said Angela Cacace, Ph.D., Chief Scientific Officer, Arvinas. “These preclinical results support our belief in the clinical potential and combinability of ARV-393 and the possibility to provide real benefit to patients in need.” ARV-393 is currently being evaluated in a Phase 1 clinical trial in patients with relapsed/refractory non-Hodgkin lymphoma and Arvinas plans to share clinical data from this trial at a medical congress in 2026. Additionally, Arvinas plans to add a glofitamab combination cohort in patients with DLBCL in the ongoing Phase 1 clinical trial of ARV-393 in 2026. About ARV-393 ARV-393 is an investigational, orally bioavailable PROTAC designed to specifically target and degrade B-cell lymphoma 6 protein (BCL6), a transcriptional repressor and major driver of B-cell lymphomas. During B-cell development, tightly controlled BCL6 protein expression regulates >600 genes to facilitate rapid B-cell proliferation and tolerance of somatic hypermutation and gene recombination for antibody generation. Deregulated BCL6 expression is common in B-cell lymphoma and promotes cancer cell survival, proliferation, and genomic instability. PROTAC-mediated degradation has the potential to address the historically undruggable nature of BCL6. About Arvinas Arvinas (Nasdaq: ARVN) is a clinical-stage biotechnology company dedicated to improving the lives of patients suffering from debilitating and life-threatening diseases. Through its PROTAC (PROteolysis TArgeting Chimera) protein degrader platform, Arvinas is pioneering the development of protein degradation therapies designed to harness the body’s natural protein disposal system to selectively and efficiently degrade and remove disease-causing proteins. Arvinas is currently progressing multiple investigational drugs through clinical development programs, including ARV-102, targeting LRRK2 for neurodegenerative disorders; ARV-393, targeting BCL6 for relapsed/refractory non-Hodgkin Lymphoma; ARV- 806, targeting KRAS G12D for mutated cancers, including pancreatic and colorectal cancers; and vepdegestrant, targeting the estrogen receptor for patients with locally advanced or metastatic ER+/HER2- breast cancer. Arvinas is headquartered in New Haven,

Connecticut. For more information about Arvinas, visit www.arvinas.com and connect on LinkedIn and X. Forward-Looking Statements This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding: Arvinas’ beliefs regarding the clinical potential and combinability of ARV-393 and possibility to benefit patients; Arvinas’ plans to add a glofitamab combination cohort in patients with diffuse large B-cell lymphoma (“DLBCL”) to Arvinas’ ongoing Phase 1 clinical trial of ARV-393, and the timing thereof; Arvinas’ plans to share clinical data from the Phase 1 clinical trial of ARV-393 in patients with relapsed/refractory non-Hodgkin lymphoma, and the timing thereof; whether a chemotherapy-free combination approach will address significant unmet need for patients with DLBCL and potentially offer patients a more targeted, better-tolerated therapeutic alternative; and the ARV-393 preclinical data showing the potential for ARV-393, and providing a strong mechanistic rationale for exploring ARV-393 in combination with glofitamab as a chemotherapy-free treatment strategy for patients with DLBCL. All statements, other than statements of historical fact, contained in this press release, including statements regarding Arvinas’ strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “target,” “goal,” “potential,” “will,” “would,” “could,” “should,” “look forward,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Arvinas may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on such forward- looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements Arvinas makes as a result of various risks and uncertainties, including but not limited to: whether Arvinas will be able to successfully conduct and complete development for its product candidates, including ARV-393; other risks associated with drug development, including unexpected costs or delays; that positive data from preclinical or early clinical studies of Arvinas’ product candidates, including ARV-393, are not necessarily predictive of the results of later clinical studies and any future clinical trials of Arvinas’ product candidates; Arvinas’ ability to protect its intellectual property portfolio; Arvinas’ reliance on third parties; whether Arvinas will be able to raise capital when needed; whether Arvinas’ cash and cash equivalents will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors discussed in the “Risk Factors” section of Arvinas’ Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent other reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this press release reflect Arvinas’ current views with respect to future events, and Arvinas assumes no obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing Arvinas’ views as of any date subsequent to the date of this release. Contacts Investors: Jeff Boyle +1 (347) 247-5089 Jeff.Boyle@arvinas.com Media: Kirsten Owens +1 (203) 584-0307 Kirsten.owens@arvinas.com